UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2010

CORE-MARK HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51515	20-1489747
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 Oyster Point Boulevard, Suite 415, South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 589-9445

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As disclosed in the Core-Mark Holding Company, Inc. (“Core-Mark”) Proxy Statement for the 2010 Annual Meeting of Stockholders, Core-Mark’s Compensation Committee adopted a burn rate policy to be effective upon shareholder approval of the 2010 Plan which will restrict the aggregate number of shares granted under stock awards during fiscal 2010 – 2012 to 9.3% of the Company’s outstanding common stock. Core-Mark hereby clarifies that upon the approval of the 2010 Plan, the Company will commit to a three-year average burn rate no greater than 3.10% of its outstanding common stock per year.

The clarified burn rate policy is detailed below.

Award Limits

Burn Rate Policy for Fiscal Years 2010 - 2012

In order to better manage and control the amount of our common stock used for equity compensation, our Compensation Committee adopted a Burn Rate Policy for fiscal years 2010 - 2012 effective upon shareholder approval of the 2010 Plan. During this three-year period, beginning with our 2010 fiscal year and ending with our 2012 fiscal year, our Burn Rate Policy will require us to limit the average annual number of shares that we grant subject to stock awards over the three-year period to 3.10% of our outstanding common stock per year (which is equal to the median burn rate plus one standard deviation for the 2010 calendar year for Russell 3000 companies in our Global Industry Classification Standards Peer Group (2550 Retailing), as published by RiskMetrics Group (“RMG”) in 2009). Our annual burn rate will be calculated as the number of shares subject to stock awards (including stock options, stock appreciation rights, restricted stock, restricted stock units and other stock awards) granted during our fiscal year and the number of shares subject to performance awards that are vested or paid out during a fiscal year divided by our outstanding common stock, measured as of the last day of each fiscal year, both as reported in our periodic filings with the SEC. To the extent there are any awards that are settled in cash, awards that are granted pursuant to a stockholder approved exchange program and awards assumed or substituted in acquisitions will be excluded from our burn rate calculation. For purposes of our calculation, each share subject to a full value award (i.e., restricted stock, restricted stock unit, performance share and any other award that does not have an exercise price per share equal to the per share fair market value of our common stock on the grant date) will be counted as two shares (based on the volatility calculated by RMG for purposes of analyzing the Company’s 2010 proxy proposals and RMG’s 2010 Burn Rate multiplier table).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2010

CORE-MARK HOLDING COMPANY, INC.

By: /s/ Stacy Loretz-Congdon
Name: Stacy Loretz-Congdon
Title: Chief Financial Officer